  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 1996

                                                         REGISTRATION NO. 333-69
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                              AMENDMENT NO. 4
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                                  MAXXAM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

              DELAWARE                              95-2078752
    (STATE OR OTHER JURISDICTION                 (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)            IDENTIFICATION NUMBER)

                          5847 SAN FELIPE, SUITE 2600
                              HOUSTON, TEXAS 77057
                                 (713) 975-7600
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                               ANTHONY R. PIERNO
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                                  MAXXAM INC.
                          5847 SAN FELIPE, SUITE 2600
                              HOUSTON, TEXAS 77057
                                 (713) 975-7600
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

         BERNARD L. BIRKEL                        HOWARD A. SOBEL
      SENIOR CORPORATE COUNSEL               KRAMER, LEVIN, NAFTALIS,
            MAXXAM INC.                       NESSEN, KAMIN & FRANKEL
    5847 SAN FELIPE, SUITE 2600                  919 THIRD AVENUE
        HOUSTON, TEXAS 77057                 NEW YORK, NEW YORK 10022
           (713) 975-7600                         (212) 715-9100

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective, as determined by market conditions and other factors.


                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The expenses of this offering will be paid by MAXXAM Inc. (the "Company") and, exclusive of underwriting discounts and commissions, are as follows:

   SEC registration fee............................................. $   68,966
   *Printing and engraving..........................................    350,000
   *Legal fees and expenses.........................................    200,000
   *Accounting fees and expenses....................................    200,000
   *Blue Sky fees and expenses (including counsel fees).............     15,000
   *Trustee fees and expenses.......................................     12,500
   *Expenses incurred by Kaiser Aluminum Corporation................    300,000
   *Miscellaneous...................................................     53,534
                                                                     ----------
     Total.......................................................... $1,200,000
                                                                     ==========

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* Estimated

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Reference is made to Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL"), which enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions), or (iv) for any transaction from which the director derived an improper personal benefit.

  Reference also is made to Section 145 of the DGCL which provides that a corporation may indemnify any person, including directors and officers, who was or is, or is threatened to be made, a party to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify its directors, officers, employees and agents in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the director, officer, employee or agent is adjudged to be liable to the corporation. Where a director, officer, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such director, officer, employee or agent actually and reasonably incurred in connection therewith.

  The Company's Articles of Incorporation (Article Twelfth) and By-laws (Article IX) provide generally that the directors, officers of the Company and certain other persons shall be indemnified to the fullest extent permitted by Delaware law.

  Subject to certain limitations and exceptions, the Company has insurance coverage for losses by any person who is or hereafter may be a director or officer of the Company arising from claims against that person for any wrongful act in his capacity as a director or officer of the Company or any of its subsidiaries. The policy also provides for reimbursement to the Company for indemnification given by the Company pursuant to common or statutory law or its certificate or incorporation or by-laws to any such person arising from any such claims.

  The foregoing discussion is qualified in its entirety by reference to the DGCL and the Company's Articles of Incorporation and By-laws.

ITEM 16. EXHIBITS.

 EXHIBIT
 NUMBER                               DESCRIPTION
 -------                              -----------
  *4.1   Form of Indenture between the Company and State Street Bank and Trust
         Company, Trustee (the "Indenture")
   5.1   Opinion of Anthony R. Pierno, General Counsel of the Company, with respect to the Securities to be issued under the Indenture
 *12     Computation of Ratio of Earnings to Fixed Charges for the years ended
         December 31, 1995, 1994, 1993, 1992 and 1991
 *23.1   Consent of Arthur Andersen LLP
 *23.2   Consent of Wharton Levin Ehrmantraut Klein & Nash, P.A.
 *23.3   Consent of Thelen, Marrin, Johnson & Bridges
  23.4   Consent of Anthony R. Pierno, Senior Vice President and General
         Counsel of the Company (contained in Exhibit 5.1)
 *25     Power of Attorney (on signature page)
 *26.1   Form T-1, Statement of Eligibility and Qualification under the Trust
         Indenture Act of 1939, as amended, of a Corporation Designated to Act as Trustee with respect to the Indenture
  99.1   The Audited Consolidated Financial Statements and Notes thereto of
         Kaiser Aluminum Corporation for the fiscal year ended December 31,
         1995 (incorporated herein by reference to Exhibit 99.1 to the Annual
         Report on Form 10-K of MAXXAM Group Inc. for the fiscal year ended
         December 31, 1995, File No. 1-8857)

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 * Previously filed.

ITEM 17. UNDERTAKINGS

  The undersigned registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission

(the "Commission") by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in the registration statement.

    (2) That for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described in Item 15 above, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  The Company hereby undertakes that:

    (1) For purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Company pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THERETO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON APRIL 24, 1996.


                                          MAXXAM Inc.

                                                  /s/ Charles E. Hurwitz
                                          By: _________________________________
                                              Charles E. Hurwitz, Chairman of
                                                        the Board,
                                                Chief Executive Officer and
                                                         President

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


             SIGNATURES                     CAPACITIES               DATE

       /s/ Charles E. Hurwitz          Chairman of the
- -------------------------------------   Board, Chief            April 24, 1996
         CHARLES E. HURWITZ             Executive Officer
                                        and President
                                        (Principal
                                        Executive Officer)

        /s/ Paul N. Schwartz           Executive Vice
- -------------------------------------   President and Chief     April 24, 1996
          PAUL N. SCHWARTZ              Financial Officer
                                        (Principal
                                        Financial Officer)

        /s/ Terry L. Freeman           Assistant Controller
- -------------------------------------   (Principal              April 24, 1996
          TERRY L. FREEMAN              Accounting Officer)

                                       Director
               *                                                April 24, 1996
- -------------------------------------
        ROBERT J. CRUIKSHANK

                                       Director
               *                                                April 24, 1996
- -------------------------------------
            EZRA G. LEVIN

                                       Director
               *                                                April 24, 1996
- -------------------------------------
        STANLEY D. ROSENBERG

*By:    /s/ Bernard L. Birkel
  ---------------------------------
 BERNARD L. BIRKEL, SENIOR CORPORATE
            COUNSEL
      AND ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                               DESCRIPTION
 -------                              -----------
  *4.1   Form of Indenture between the Company and State Street Bank and Trust
         Company, Trustee (the "Indenture")
   5.1   Opinion of Anthony R. Pierno, General Counsel of the Company, with respect to the Securities to be issued under the Indenture
 *12     Computation of Ratio of Earnings to Fixed Charges for the years ended
         December 31, 1995, 1994, 1993, 1992 and 1991
 *23.1   Consent of Arthur Andersen LLP
 *23.2   Consent of Wharton Levin Ehrmantraut Klein & Nash, P.A.
 *23.3   Consent of Thelen, Marrin, Johnson & Bridges
  23.4   Consent of Anthony R. Pierno, Senior Vice President and General
         Counsel (contained in Exhibit 5.1)
 *25     Power of Attorney (on signature page)
 *26.1   Form T-1, Statement of Eligibility and Qualification under the Trust
         Indenture Act of 1939, as amended, of a Corporation Designated to Act as Trustee with respect to the Indenture
  99.1   The Audited Consolidated Financial Statements and Notes thereto of
         Kaiser Aluminum Corporation for the fiscal year ended December 31,
         1995 (incorporated herein by reference to Exhibit 99.1 to the Annual
         Report on Form 10-K of MAXXAM Group Inc. for the fiscal year ended
         December 31, 1995, File No. 1-8857)

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 * Previously filed.